                                                                   EXHIBIT 25(A)


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939
                OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBLITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)__

                          --------------------------

                      THE FIRST NATIONAL BANK OF CHICAGO
             (Exact name of trustee as specified in its charter)

A National Banking Association                          36-0899825
                                                       (I.R.S. employer
                                                    identification number)

One First National Plaza, Chicago, Illinois              60670-0126
(Address of principal executive offices)                (Zip Code)

                      The First National Bank of Chicago
                     One First National Plaza, Suite 0286
                         Chicago, Illinois 60670-0286
            Attn: Lynn A. Goldstein, Law Department (312) 732-6919
          (Name, address and telephone number of agent for service)

                         ----------------------------
                               BanPonce Trust I
                              BanPonce Trust II
       (Exact name of obligors as specified in their trust agreements)

         Delaware                                       To be Applied for
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                       identification number)

c/o BanPonce Financial Corp.
521 Fellowship Road
Mt. Laurel, New Jersey                                       08054
(Address of principal executive offices)                   (Zip Code)



                        Capital Securities of each of
                    BanPonce Trust I and BanPonce Trust II
                       (Title of Indenture Securities)


                           BanPonce Financial Corp.
             (Exact name of obligor as specified in its charter)

         Delaware                                       66-0476353
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                       identification number)

521 Fellowship Road
Mt. Laurel, New Jersey                                       08054
(Address of principal executive offices)                   (Zip Code)



              Junior Subordinated Deferrable Interest Debentures
                 Guarantees of Capital Securities of each of
                    BanPonce Trust I and BanPonce Trust II



                             BanPonce Corporation
             (Exact name of obligor as specified in its charter)

       Puerto Rico                                        66-0416582
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                       identification number)

209 Munoz River Avenue
Hato Rey, Puerto Rico                                        00918
(Address of principal executive offices)                   (Zip Code)



       Guarantees of Junior Subordinated Deferrable Interest Debentures
            Additional Guarantees of Capital Securities of each of
                    BanPonce Trust I and BanPonce Trust II

Item 1. General Information. Furnish the following information as to the trustee:

           (a)  Name and address of each examining or
           supervising authority to which it is subject.

           Comptroller of Currency, Washington, D.C.,
           Federal Deposit Insurance Corporation,
           Washington, D.C., The Board of Governors of the Federal Reserve System, Washington, D.C.

           (b)  Whether it is authorized to exercise
           corporate trust powers.

           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations With the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

           No such affiliation exists with the trustee.

Item 16. List of exhibits. List below all exhibits filed as a part of this Statement of Eligibility.


           1. A copy of the articles of association of the trustee now in effect.*

           2. A copy of the certificates of authority of the trustee to commence business.*

           3. A copy of the authorization of the trustee to exercise corporate trust powers.*

           4.  A copy of the existing by-laws of the trustee.*

           5.  Not Applicable.

           6.  The consent of the trustee required by
               Section 321(b) of the Act.

                7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                8.  Not Applicable.

                9.  Not Applicable.


        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 27th day of January, 1997.



                    The First National Bank of Chicago,
                    Trustee

                    By /s/ Steven M. Wagner
                       ------------------------------------------
                       Steven M. Wagner
                       Vice President







* Exhibit 1, 2, 3 and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 12 of the Form T-1 of The First National Bank of Chicago, filed as Exhibit 26 to the Registration Statement on Form S-3 of ITT Corporation, filed with the Securities and Exchange Commission on October 15, 1996 (Registration No. 333-07221).

                                  EXHIBIT 6


                     THE CONSENT OF THE TRUSTEE REQUIRED
                         BY SECTION 321(b) OF THE ACT

                                                              January 27, 1997

Securities and Exchange Commission
Washington, D.C.  20549


Gentlemen:

In connection with the qualification of the Junior Subordinated Indenture, among BanPonce Financial Corp., BanPonce Corporation, and The First National Bank of Chicago; the qualification of the Amended and Restated Trust Agreement of each of BanPonce Trust I and BanPonce Trust II; and the qualification of the Guarantee and Additional Guarantee for the benefit of the holders of Capital Securities of each of BanPonce Trust I and BanPonce Trust II, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                Very truly yours,


                                The First National Bank of Chicago



                            By: /s/ Steven M. Wagner
                               --------------------------------------
                                    Steven M. Wagner
                                    Vice President

                                  EXHIBIT 7


Legal Title of Bank:    The First National Bank of Chicago  Call Date: 09/30/96 ST-BK:  17-1630 PPIEC 031
Address:                One First National Plaza, Ste 0460                                      Page RC-1
City, State Zip:        Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.


Schedule RC-Balance Sheet


                                                                                                                   C400        <-
                                                                                Dollar Amounts in              ------------  ------
                                                                                   Thousands          RCFD     BIL MIL THOU
                                                                                -----------------     ----     ------------
ASSETS
1.      Cash and balances due from depositor institutions (from Schedule
        RC-A):
        a.  Noninterest-bearing balances and currency and coin(1) ...........                         0081     4,041,784       1.a.
        b.  Interest-bearing balances (2) ...................................                         0071     5,184,890       1.b.
2.      Securities
        a.  Held-to-maturity securities (from Schedule RC-B, column A).......                         1754             0       2.a.
        b.  Available-for-sale securities (from Schedule RC-B, Column D).....                         1773     3,173,481       2.b.
3.      Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
        a.  Federal Funds sold...............................................                         0276     3,505,874       3.a.
        b.  Securities purchased under agreements to resell..................                         0277       145,625       3.b.
4.      Loans and lease financing receivables:
        a.  Loans and leases, net of unearned income (from Schedule
        RC-C)................................................................   RCFD 2122 22,835,958                           4.a.
        b.  LESS:  Allowance for loan and lease losses.......................   RCFD 3123    418,851                           4.b.
        c.  LESS:  Allocated transfer risk reserve...........................   RCFD 3128          0                           4.c.
        d.  Loans and leases, net of unearned income, allowance, and
            reserve (item 4.a minus 4.b and 4.c).............................                         2125    22,417,107       4.d.
5.      Assets held in trading accounts......................................                         3545     8,121,948       5.
6.      Premises and fixed assets (including capitalized leases).............                         2145       707,971       6.
7.      Other real estate owned (from Schedule RC-M).........................                         2150         9,184       7.
8.      Investments in unconsolidated subsidiaries and associated
        companies (from Schedule RC-M).......................................                         2130        53,803       8.
9.      Customers' liability to this bank on acceptances outstanding.........                         2155       626,690       9.
10.     Intangible assets (from Schedule RC-M)...............................                         2143       310,246      10.
11.     Other assets (from Schedule RC-F)....................................                         2160     1,658,123      11.
12.     Total assets (sum of items 1 through 11).............................                         2170    49,956,726      12.



-----------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:                      The First National Bank of Chicago Call Date:  09/30/96 ST-BK: 17-1630 FFIEC 031
Address:                                  One First National Plaza, Ste 0460                                        Page RC-2
City, State  Zip:                         Chicago, IL  60670
FDIC Certificate No.:                     0/3/6/1/8


Schedule  RC-Continued
                                                                          Dollar Amounts In
                                                                              Thousands                   Bil Mil Thou
                                                                          -----------------               ------------
LIABILITIES
13.  Deposits:
     a.  In domestic offices (sum of totals of columns A and C
         from Schedule RC-E, part 1)...............................                             RCON 2200  22,369,341     13.a.
         (1) Noninterest-bearing(1)................................       RCON 6631   9,726,987                           13.a.(1)
         (2) Interest-bearing......................................       RCON 6636  12,642,354                           13.a.(2)
     b.  In foreign offices, Edge and Agreement subsidiaries, and
         IBFs  (from Schedule RC-E, part II).......................                             RCFN 2200  10,026,286     13.b
         (1) Noninterest bearing...................................       RCFN 6631     336,746                           13.b.(1)
         (2) Interest-bearing......................................       RCFN 6636   9,689,540                           13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of
     its Edge and Agreement subsidiaries, and in IBFs:
     a. Federal funds purchased....................................                             RCFD 0278     884,553     14.a.
     b. Securities sold under agreements to repurchase.............                             RCFD 0279     717,211     14.b.
15.  a. Demand notes issued to the U.S. Treasury                                                RCON 2840      14,120     15.a.
     b. Trading Liabilities........................................                             RCFD 3548   5,409,585     15b.
16.  Other borrowed money:
     a. With original maturity of one year or less.................                             RCFD 2332   3,414,577     16.a.
     b. With original maturity of more than one year...............                             RCFD 2333      46,685     16b.
17.  Mortgage indebtedness and obligations under capitalized
     leases........................................................                             RCFD 2910     285,671     17.
18.  Bank's liability on acceptance executed and outstanding.......                             RCFD 2920     626,690     18.
19.  Subordinated notes and debentures.............................                             RCFD 3200   1,250,000     19.
20.  Other liabilities (from Schedule RC-G)........................                             RCFD 2930   1,005,205     20.
21.  Total liabilities (sum of items 13 through 20)................                             RCFD 2948  46,049,924     21.
22.  Limited-Life preferred stock and related surplus..............                             RCFD 3282       0         22.
EQUITY CAPITAL
23.  Perpernal preferred stock and related surplus.................                             RCFD 3838       0         23.
24.  Common stock..................................................                             RCFD 3230     200,858     24.
25.  Surplus (exclude all surplus related to preferred stock)......                             RCFD 3839   2,925,894     25.
26.  a. Undivided profits and capital reserves.....................                             RCFD 3632     770,670     26.a.
     b. Net unrealized holding game (losses) on available-for-sale
        securities.................................................                             RCFD 8434      10,194     26.b.
27.  Cumulative foreign currency translation adjustments...........                             RCFD 3284        (814)    27.
28.  Total equity capital (sum of items 23 through 27)                                        RCFD 3210  3,906,882  28.
29.  Total liabilities, limited-life preferred stock, and equity
     capital (sum of items 21, 22, and 28).........................                             RCFD 3300  49,956,726     29.


Memorandum
To be reported only with the March Report of Condition
1    Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed
     for the bank by independent external                                                         Number
     auditors as of any date during 1995.........................................RCFD 6724......[N/A      ]               M.1.

1 =  Independent audit of the bank conducted in accordance           4 =  Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified            external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank       authority)
2 =  Independent audit of the bank's parent holding company          5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing             auditors
     standards by a certified public accounting firm which           6 =  Compilation of the bank's financial statements by
     submits a report on the consolidated holding company                 external auditors
     (but not on the bank separately)                                7 =  Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of the bank conducted in                 8 =  No external audit work
     accordance with general accepted auditing standards
     by a certified public accounting firm (may be required by
     state chartering authority)

----------------
(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.